April 29, 2013

PROFIT FUNDS INVESTMENT TRUST
THE PROFIT FUND
(Ticker: PVALX)

Supplement to Prospectus dated February 1, 2013

This supplement updates certain information contained in the Prospectus for the Profit Fund (the “Fund”), a series of the Profit Funds Investment Trust (the “Trust”).  You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge on the Fund’s website at www.profitfunds.com, or upon request by calling toll-free 1-888-744-2337.

Effective April 29, 2013 the address of the Trust and of Profit Investment Management LLC (the “Adviser”) has been changed to 7500 Old Georgetown Road, Suite 700, Bethesda, Maryland 20814.

All references in the Prospectus dated February 1, 2013 to the address of the Trust and/or the Adviser should be replaced with the following:

7500 Old Georgetown Road
Suite 700
Bethesda, MD 20814

PROFIT FUNDS INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

The Profit Fund
Ticker Symbol: PVALX

February 1, 2013
Revised April 29, 2013

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for The Profit Fund (the “Fund”) dated February 1, 2013, which may be supplemented from time to time.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus, Annual Report or Semiannual Report may be obtained without charge, upon request, by writing to Profit Funds Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-744-2337, or by visiting the Fund’s website www.profitfunds.com.  Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

THE TRUST

Profit Funds Investment Trust (the “Trust”), an open-end, diversified management investment company, was organized as a Massachusetts business trust on June 14, 1996.  The Trust currently offers one series of shares to investors, The Profit Fund (the “Fund”). Prior to February 1, 2004, the name of The Profit Fund was Profit Value Fund.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected.  In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund.  No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Shares of the Fund have equal voting rights and liquidation rights.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Fund is not required to hold annual meetings of shareholders.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the “1940 Act”) in order to facilitate communications among shareholders.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership.  However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred.  In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees.  The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.

The name “PROFIT” is derived from Eugene A. Profit, the founder and principal shareholder of Profit Investment Management, LLC, the investment adviser of the Fund (the "Adviser").

“PROFIT” is not intended to be an indication of the investment objective and policies of the Fund.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

The investment objective of The Profit Fund (the “Fund”) is to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval, but only after shareholders have been notified.

A more detailed discussion of some of the investment policies and strategies of the Fund appears below.  Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Commercial Paper.  Commercial paper consists of short-term (usually from one to two hundred and seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.  The Fund will only invest in commercial paper rated in one of the two highest categories by either Moody’s Investors Service, Inc. (Prime-1 or Prime-2) or Standard & Poor’s Ratings Group (A-1 or A-2) or, if unrated, which the Adviser determines to be of equivalent quality in accordance with guidelines established by the Board of Trustees.  Certain notes may have floating or variable rates.  Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s restrictions on illiquid investments (see “Investment Limitations”) unless, in the judgment of the Adviser, pursuant to guidelines established by the Board of Trustees, such note is considered to be liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s).  Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; and the financial strength of the parent company and the relationships which exist with the issuer.  These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2.  Commercial paper rated A-1 (highest quality) by Standard & Poor’s Ratings Group (“S&P”) has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

Bank Debt Instruments.  Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund’s net assets would be invested in such securities and other illiquid securities.

U.S. Government Obligations.  “U.S. Government obligations” include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.  U.S. Treasury obligations are backed by the “full faith and credit” of the United States Government.  U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds.

Agencies and instrumentalities established by the United States Government may include the Federal Home Loan Banks, the Farm Credit System, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Federal Financing Bank, the Federal Agricultural Mortgage Corporation, the Financing Corporation and the Tennessee Valley Authority.  Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury.  U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

Warrants and Rights.  Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein). The Fund may purchase warrants and rights, provided that the Fund does not currently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.  Of such 5%, no more than 2% of the Fund’s assets at the time of purchase will be invested in warrants which are not listed on either the New York Stock Exchange or the NYSE MKT LLC (formerly the American Stock Exchange).

Options.   The Fund may write (sell) covered call and covered put options on equity securities that are eligible for purchase by the Fund. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund.  These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash or liquid securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities.  The Fund may also write straddles (combinations of puts and calls on the same underlying security).   The Fund will receive a premium from writing a put or call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option.  By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may purchase put or call options.  In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid.  The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium.  If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.  The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized and may be required to pay a price in excess of current market value in the case of a put option.

The Fund may purchase and sell options listed on an exchange or in the over-the-counter market.  The Fund’s ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.  The Fund will not purchase any option, which in the opinion of the Adviser, is illiquid if, as a result thereof, more than 15% of the Fund’s net assets would be invested in illiquid securities.

Loans of Portfolio Securities.  The Fund may lend its portfolio securities subject to the restrictions stated herein.  Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms and the issuing bank must be satisfactory to the Fund.  The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower.  The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans.  Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser.  The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

Borrowing and Pledging.  The Fund may borrow money from banks, provided that immediately after such borrowing, there is asset coverage of at least 300% for all borrowings of the Fund.  The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets.  Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value.  This is the speculative factor known as leverage.  The Fund’s policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.  It is the Fund’s present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

Foreign Securities.  Subject to the Fund’s investment policies and quality and maturity standards, the Fund may invest in the securities (payable in U.S. dollars) of foreign issuers.  Investments in foreign securities may include investments in sponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in U.S. securities markets.

Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies and foreign brokerage commissions and custodian fees are generally higher than in the United States.  Settlement practices may include delays and may differ from those customary in United States markets.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

Preferred Stocks.  Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities.  The Fund may invest in convertible securities, i.e., preferred stocks or bonds which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of an issuer’s common stock at the option of the holder during a specified period of time.  Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to similar nonconvertible securities.  While providing a fixed income stream (generally higher in yield than the income that may be derived from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).  As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However, the price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.  While no securities investment is without some risk, investments in convertible securities generally entail less volatility than investments in the common stock of the same issuer.

Investment in Lower-Rated Debt Securities.  The Fund may invest in debt securities rated below investment grade by a nationally recognized statistical rating organization (i.e., rated below Baa by Moody’s or BBB by S&P) or in unrated debt securities which, in the judgment of the Adviser, possess similar credit characteristics as debt securities rated below investment grade (commonly known as “junk bonds”).

Investment in junk bonds involves substantial risk.  Securities rated Ba or lower by Moody’s or BB or lower by S&P are considered by those rating agencies to be predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, and generally involve greater volatility of price than securities in higher rating categories.  More specifically, junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts.  Such securities are particularly vulnerable to adverse changes in the issuer’s industry and in general economic conditions.  Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer’s bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.  While the junk bonds in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

Junk bonds tend to be more volatile than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed income securities.  Like higher rated fixed income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions.  In addition, there may be significant disparities in the prices quoted for junk bonds by various dealers.  Adverse economic conditions or investor perceptions may impair the liquidity of this market and may cause prices the Fund receives for its junk bond holdings to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio.  Under such conditions, judgment may play a greater role in valuing certain of the portfolio securities held by the Fund than in the case of securities trading in a more liquid market.

Repurchase Agreements.  The Fund may enter into repurchase agreements with its custodian, with banks having assets in excess of $10 billion and broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York.  The Fund will not enter into a repurchase agreement that is not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets will be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security.  At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.  The collateral securing the seller’s obligation must be of a credit quality at least equal to the Fund’s investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the security.  If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price.  However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Investment Company Securities.  The Fund may invest up to 10% of its total assets in securities of other investment companies.  Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.  An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Illiquid Investments.  The Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund’s investments.  The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.  Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  When taking a temporary defensive position, the Fund may temporarily hold all or a portion of its assets in cash or short-term obligations such as bank debt instruments (certificates of deposit, bankers’ acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective.  During these times, the Adviser may make frequent securities trades that could result in increased fees, expenses and taxes.

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund.  These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Fund.

The limitations applicable to the Fund are:

1.           Borrowing Money.  The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund.

2.           Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

3.           Margin Purchases.  The Fund will not purchase any securities on “margin” (except such short-term credits as are necessary for the clearance of transactions).

4.           Short Sales.  The Fund will not make short sales of securities, or maintain a short position, other than short sales “against the box.”

5.           Commodities.  The Fund will not purchase or sell commodities or commodity contracts, including futures.

6.           Mineral Leases.  The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

7.           Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under certain federal securities laws.

8.           Illiquid Investments.  The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities.

9.           Real Estate.  The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans, including securities secured by mortgage-backed securities.

10.           Loans.  The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements.  For purposes of this limitation, the term “loans” shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

11.           Investing for Control.  The Fund will not invest in companies for the purpose of exercising control or management.

12.           Other Investment Companies.  The Fund will not invest more than 10% of its total assets in securities of other investment companies.  The Fund will not invest more than 5% of its total assets in the securities of any single investment company.  The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

13.           Securities Owned by Affiliates.  The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or principals of the Adviser owning individually more than one-half of 1% of the securities of such issuer, or own in the aggregate more than 5% of the securities of such issuer.

14.           Industry Concentration.  The Fund will not invest more than 25% of its total assets in any particular industry.

15.           Senior Securities.  The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 2.  The Fund has never made, nor does it presently intend to make, short sales of securities “against the box” as described above in investment limitation 4.  The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The Trustees serve for an indefinite term and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Address and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation During the Past 5 Years and Directorships Of Public Companies Held Within the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Interested Trustee:
*Eugene A. Profit 7500 Old Georgetown Road Suite 700 Bethesda, Maryland 20814 Year of Birth: 1964	President and Trustee	Since June 1996	President, Chief Executive Officer and Chief Investment Officer of Profit Investment Management, LLC, the investment adviser of the Fund	1
Independent Trustees:
Robert M. Milanicz 750 First Street, NE Washington, D.C. 20002 Year of Birth: 1948	Trustee	Since October 1996	From June 2010 to Present, Director, Accounting Operations of the American Psychological Association; from October 2000 to June 2010, Assistant Controller of the American Psychological Association	1
Kim Michele Keenan 1015 33rd Street, NW Washington, D.C. 20007 Year of Birth: 1962	Trustee	Since March 2009	From November 2010 to present, General Counsel of the National Association for the Advancement of Colored People (“NAACP”); from October 2007 to November 2010, Principal and founder of The Keenan Firm, PLLC (a law firm)	1

Leadership Structure and Qualifications of Trustees

The Board of Trustees is responsible for oversight of the Fund.  The Fund has engaged the Adviser to oversee the management of the Fund on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.  The Board meets at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or at other times.  The Independent Trustees also meet at each quarterly meeting without the presence of any representatives of the Adviser.

Name, Address and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation During the Past 5 Years and Directorships Of Public Companies Held Within the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Executive Officers:
**Michelle Q. Profit 7500 Old Georgetown Road Suite 700 Bethesda, Maryland 20814 Year of Birth: 1965	Chief Compliance Officer	Since October 2004	Chief Compliance Officer of the Trust and Profit Investment Management, LLC
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Vice President	Since October 2001	Managing Director of Ultimus Fund Solutions, LLC (a registered transfer agent) and Ultimus Fund Distributors, LLC (a registered broker-dealer)
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Treasurer	Since October 2001	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Frank L. Newbauer 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1954	Secretary	Since May 2011	Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010).

*
Mr. Profit, as an affiliated person of Profit Investment Management, LLC, the Fund’s investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	Michelle Q. Profit is the wife of Eugene A. Profit.

Board Leadership.  The Board of Trustees is led by its President, Mr. Eugene A. Profit.  Mr. Profit is an “interested person” of the Trust because he is President, Chief Executive Officer and Chief Investment Officer of the Adviser.  Mr. Profit, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.  As President, Mr. Profit participates in setting the agenda for each Board meeting and presides over each Board meeting.

The Board of Trustees has not appointed an independent Chairman or a Lead Independent Trustee.  It was determined by the Board that due to its size (three Trustees), the size of the fund complex (one fund) and the relatively straight forward investment strategies adopted by the Fund, it is not necessary to appoint an independent Chairman or a Lead Independent Trustee.  The Independent Trustees believe that they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Fund.

Board Committees.   The Board of Trustees has an Audit Committee that is composed of the Independent Trustees of the Trust.  The Audit Committee operates under a written charter approved by the Board.  The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent auditor and whether to terminate this relationship; reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and the independent auditor’s independence; pre-approving audit and non-audit services provided by the independent auditor to the Trust; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditor and the Trust’s senior executives, the effectiveness of the Trust’s internal accounting controls; reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other related matters.  Ms. Keenan and Mr. Milanicz serve as members of the Audit Committee. The Audit Committee met two times during the fiscal year ended September 30, 2012.

The Board of Trustees has a Qualified Legal Compliance Committee that is composed of the Independent Trustees of the Trust.  The Qualified Legal Compliance Committee operates under a written charter approved by the Board.  The principal responsibilities of the Qualified Legal Compliance Committee are to receive and investigate evidence of material violations of securities laws, material breaches of fiduciary duty or similar violations.  Ms. Keenan and Mr. Milanicz serve as members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee did not meet during the fiscal year ended September 30, 2012.

The Board of Trustees does not have a nominating or compensation committee or any committee performing similar functions.  The Board of Trustees does not consider a nominating committee necessary because this function has been reserved to the Independent Trustees.  The Trust does not currently consider nominees recommended by shareholders.

Qualifications of the Trustees.   The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should continue to serve as such.  In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Mr. Eugene A. Profit founded Profit Investment Management, LLC (the “Adviser”) in 1996 and serves as the Adviser’s President, Chief Executive Officer and Chief Investment Officer.  Prior to founding the Adviser, Mr. Profit was a financial consultant with a regional broker/dealer.  Mr. Profit earned his B.A. degree in Economics from Yale University.  Mr. Profit is a Board member of the National Association of Securities Professionals.  He has served as President and Trustee to the Trust since June 1996.  The Board concluded that Mr. Profit is qualified to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his academic background, his investment management experience and his overall business experience.

Ms. Kim M. Keenan is General Counsel of the NAACP.  Prior to taking the position of General Counsel, Ms. Keenan founded The Keenan Firm, a law firm specializing in complex medical malpractice cases, in October 2007 and served as Principal to the firm.  Prior to founding The Keenan Firm, Ms. Keenan was Senior Trial Attorney with the firm Jack H. Olender & Associates, P.C., specializing in complex medical malpractice cases.  Ms. Keenan is a graduate of Georgetown University’s School of Foreign Service and the University of Virginia School of Law.  She has served as President of the District of Columbia Bar Association since June 2009. Ms. Keenan currently serves on the boards of the Equal Rights Center, the Lawyers Committee for Civil Rights Under Law and the District of Columbia Chapter of the American Lung Association.  Additionally, she  serves on the advisory board of Posh Communications, a private marketing and communications company where she is a contributing legal editor for Posh’s magazine Odyssey Couleur.  The Board has concluded that Ms. Keenan is qualified to serve as a Trustee because of her past service and experience as a Trustee of the Trust, her academic background, her legal experience, her leadership roles in the community and her past experience and leadership roles on other boards.

Mr. Robert M. Milanicz has been the Director, Accounting Operations of the American Psychological Association since June 2010.  Prior to that Mr. Milanicz served as Assistant Controller of the American Psychological Association since October 2000.  Prior to October 2000, he was employed as the Comptroller of the American Psychiatric Association.  Mr. Milanicz holds a MS degree in Financial Management from The Benjamin Franklin University. Mr. Milanicz has served as a Trustee to the Trust since October 1996.  The Board has concluded that Mr. Milanicz is qualified to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his academic background and his extensive accounting and financial experience.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”).  These references do not constitute holding out that the Board as a whole, or any individual Trustee, has special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any Trustee or on the Board.

Risk Oversight.   An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Fund is subject to a number of risks, such as investment risk, valuation risk, operational risk and legal, compliance and regulatory risk.  The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Fund, to lessen the probability of their occurrence and to mitigate any adverse effects should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Audit Committee.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to report to the Board on a variety of matters at regular and special meetings.  The Board and the Audit Committee receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  They also receive copies of “SSAE 16” Reports that report on the internal control environment in the fund accounting and transfer agency operations.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives monthly portfolio compliance checklists prepared by the Trust’s Chief Compliance Officer.   The Board also receives quarterly reports from the Adviser and the administrator on the investments and securities trading of the Fund, including the Fund’s investment performance, as well as reports regarding the valuation of the Fund’s securities and other operational and compliance matters.  In addition, in its annual review of the Fund’s Management Agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Fund’s operations and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects.  Some risks are simply beyond the control of the Trust, the Adviser or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2012.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee
Eugene A. Profit	Over $100,000
Robert M. Milanicz	$1 – $10,000
Kim Michele Keenan	None

Trustee Compensation.  The Independent Trustees receive from the Trust a fee of $1,250 for attendance at each meeting of the Board of Trustees or a Committee of the Board, plus reimbursement of travel and other expenses incurred in attending meetings.  The following table provides compensation amounts paid during the fiscal year ended September 30, 2012 to each of the Trustees:

Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Eugene A. Profit*	None	None	None	None
Robert M. Milanicz	$6,250	None	None	$6,250
Kim Michele Keenan	$6,250	None	None	$6,250

*	“Interested person” of the Trust as defined by the 1940 Act

THE INVESTMENT ADVISER

 Profit Investment Management, LLC (the “Adviser”), 7500 Old Georgetown Road, Suite 700, Bethesda, Maryland 20814, performs portfolio management and other services for the Fund.  The Adviser was formed in February 1996 as a Delaware limited liability company for the purpose of providing investment advice to the Trust and to others.  Eugene A. Profit, Michelle Q. Profit and Dr. Joseph A. Quash, as shareholders of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  Dr. Quash is the father of Michele Q. Profit.

Under the terms of the Management Agreements between the Trust and the Adviser, the Adviser manages the Fund’s investments, selects the portfolio securities for investment by the Fund, purchases securities for the Fund and places orders for execution of such portfolio transactions, subject to the general supervision of the Board of Trustees.

The Fund pays the Adviser a monthly fee at the annual rate of 0.75% of its average daily net assets.  The Adviser has contractually agreed until February 1, 2014 to waive its advisory fees and/or reimburse other expenses of the Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent necessary to limit ordinary operating expenses to the annual rate of 1.35% per annum.  Under this arrangement, the Adviser is not permitted to recover any fee waivers and/or expense reimbursements.  Prior to December 15, 2010, the Adviser had agreed to waive advisory fees and/or reimburse Fund expenses so that the Fund’s annual ordinary operating expenses did not exceed 1.75% of the Fund’s average daily net assets.

During the fiscal years ended September 30, 2012, 2011 and  2010, the Fund accrued advisory fees of $86,089, $85,890 and $71,958, respectively; however, in order to reduce the operating expenses of the Profit Fund, the Adviser waived all of its advisory fees with respect to each such year.  During the fiscal years ended September 30, 2012, 2011 and  2010, the Adviser also reimbursed the Fund for other operating expenses totaling $27,956, $1,673 and $25,072, respectively.

The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund’s shares (see “Distribution Plan”), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and administrator of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party.  The Fund may have an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties.  The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

By its terms, the Fund’s Management Agreement with the Adviser remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

The Fund’s Management Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding voting securities, or by the Adviser.  Each Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The name “Profit” is a property right of the Adviser.  The Adviser may use the name “Profit” in other connections and for other purposes, including in the name of other investment companies.  The Trust has agreed to discontinue any use of the name “Profit” if the Adviser ceases to be employed as the Fund’s investment adviser.

Portfolio Manager

The Fund’s portfolio manager is Eugene A. Profit.  Mr. Profit has served as Portfolio Manager to the Fund since October 31, 1997.  As Portfolio Manager, he is primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Accounts Managed (as of September 30, 2012)

The Portfolio Manager is also responsible for the day-to-day management of other accounts, as indicated by the following table.

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Eugene A. Profit	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 0 52	$ 76.5 million $ 0 $ 1.9 billion	0 0 4	$ 0 $ 0 $ 98.8 million

Potential Conflicts of Interest

Actual or potential conflicts of interest may arise when the Portfolio Manager has management responsibilities for more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the Portfolio Manager or the Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted trading policies designed to reduce the possibility of one account being favored over another.  Furthermore, the Adviser does not believe that any material conflicts of interest exist as a result of Mr. Profit managing both the Fund and the other accounts listed above with respect to their investment strategies.  The investment strategies of the Fund and the other accounts managed by Mr. Profit do not materially conflict in any way.

In a situation where the Adviser recommends the purchase or sale of the same portfolio security for the Fund and its other clients, it is the policy of the Adviser to allocate purchases and sales among the Fund and the other accounts in a manner which the Adviser deems equitable, taking into consideration such factors as size of the accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account.  When the Adviser aggregates client trades, this could have the adverse affect that the Fund, or the other accounts, would not be able to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His investment(s) may create an incentive for the Portfolio Manager to favor one account over another.  To avoid personal trading conflicts of interest, the Adviser has adopted a Code of Ethics that governs the personal trading of the Portfolio Manager.  The Code of Ethics is designed to protect the interests of the Fund and the Adviser’s other clients.

Compensation

The Portfolio Manager, being a principal owner of the Adviser, is compensated based on the overall success of the Adviser, which includes its services to the Fund.  The Portfolio Manager’s compensation from the Adviser is not based on a fixed salary, but rather on the pre-tax profits of the Adviser.  The Adviser also provides the Portfolio Manager, along with all other eligible employees, a health care plan and a retirement plan option.

Ownership of Fund Shares

The following table indicates the dollar value of shares of the Fund beneficially owned by the Portfolio Manager as of September 30, 2012.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
Eugene A. Profit	$100,001—$500,000

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Trust pursuant to a Distribution Agreement.  Shares of the Fund are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obligated to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Fund’s transfer agent, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

DISTRIBUTION PLAN

As stated in the Prospectus, the Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of such shares.  Under the terms of the Plan, the Fund may pay for various expenses incurred in connection with the distribution of its shares, including payments to securities dealers and others who are engaged in the sale of shares, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, or in connection with shareholder support services which the Fund may reasonably request and which are not otherwise provided by the Fund’s transfer agent. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the Fund’s average daily net assets.  Unreimbursed expenses will not be carried over from year to year, nor will the Fund have any obligation for unreimbursed expenses upon termination of the Plan.  During the fiscal year ended September 30, 2012, the Fund incurred distribution expenses of $19,900, of which $5,841 were fees paid to the Distributor, $9,735 was compensation paid to broker-dealers for the sale or retention of Fund shares, and $4,324 were expenses related to advertising the Fund and the licensing of salespersons.

The continuance of the Plan must be specifically approved at least annually by a vote of the Trust’s Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the “Independent Trustees”) at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated by the Fund at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund.  In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plan must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Board of Trustees believes that expenditure of assets for distribution expenses under the Plan should assist in the Fund’s growth, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan.  There can be no assurance that the benefits anticipated from the expenditure of assets for distribution will be realized.  While the Plan is in effect, all amounts spent pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of his controlling interest in the Adviser, Eugene A. Profit may be deemed to have a financial interest in the operation of the Plan.

TRANSFER AGENT

The Fund’s transfer agent, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month.  In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

Ultimus also provides accounting and pricing services to the Fund.  For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of its average net assets in excess of $25 million.  In addition, the Fund pay all costs of external pricing services.

Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.  For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

During the last three fiscal years, Ultimus received the following fees from the Fund for transfer agent services, accounting services and administrative services:

Fiscal Year Ended	Transfer Agent Fees	Accounting Services Fees	Administrative Services Fees
September 30, 2012	$18,000	$30,000	$24,000
September 30, 2011	$18,000	$30,000	$24,000
September 30, 2010	$18,000	$30,000	$24,000

PRINCIPAL SECURITY HOLDERS

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of January 2, 2013.

Name and Address	Shares	% Ownership	Type of Ownership
ING Life Insurance & Annuity Company One Orange Way, B3N Windsor, CT 06095-4774	156,715.249	25.44%	Record

Pershing LLC P.O. Box 2052 Jersey City, NJ 7303	88,050.268	14.29%	Record

Charles Peters 1786 Golf Ridge Drive South Bloomfield, Michigan 48302	43,423.469	7.05%	Record and Beneficial

As of January 2, 2013, the Trustees and officers of the Trust as a group owned of record or beneficially 4.48% of the outstanding shares of the Fund.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund’s investments.  As custodian, U.S. Bank acts as the Fund’s depository, keeps safe their portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, has been selected as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2013.  BBD performs an annual audit of the Fund’s financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and the Independent Trustees.

SECURITIES TRANSACTIONS

Decisions to buy and sell securities for the Fund and the placing of the Fund’s securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust.  In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  During the fiscal years ended September 30, 2012, 2011 and 2010, the Fund paid brokerage commissions of $6,429, $7,428 and $6,128, respectively.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom the Fund effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.  During the fiscal year ended September 30, 2012, the principal amount of brokerage transactions and related commissions directed by the Fund to brokers due to research services provided were $3,498,810  and $2,847, respectively.

The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Fund and its other clients.  The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

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Public disclosure regarding the portfolio securities held by the Fund is made in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

•
Information regarding portfolio securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.  Currently, the Fund provides portfolio information to four different rating or ranking organizations. These organizations offer various services to investors.  Each disclosure arrangement has been approved by the Chief Compliance Officer (“CCO”) of the Trust, who found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund.  In each instance, portfolio information is disclosed to these organizations with a minimum 30-day lag.  Below is a table listing the organizations that are currently receiving non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Lipper has indicated that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poor’s, Inc.	CUSIP, description, shares/par, market value, coupon, maturity date, % of total net assets
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  S&P has indicated that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities; S&P employees must certify annually that they have followed this code of business conduct.
None

•
The Fund’s policies relating to disclosure of holdings of portfolio securities does not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including the Fund’s administrator, distributor, custodian, legal counsel, auditors and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.  Below is a table that lists each service provider receiving portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily with no lag time	Contractual and Ethical
Administrator and Distributor	Daily with no lag time	Contractual and Ethical
Custodian	Daily with no lag time	Contractual and Ethical
Auditor	During annual audit. There is no lag time from the date of the fiscal year end (September 30).	Ethical
Legal counsel
Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review.  Legal counsel can request a copy of a portfolio at any time and, in such situations, there would be no lag time from the date of such request.
Ethical
Printers/Typesetters (Financial Graphic Services/FilePoint EDGAR Services)
Twice per year – during the preparation and printing of semi-annual (March 31) and annual reports (September 30). There is no lag time with regards to the typesetter receiving the Fund’s portfolio.  The printer will not receive a portfolio for at least 30 days following the relevant period end.

No formal restrictions in place.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale activity – no broker/dealer has access to the Fund’s entire portfolio.	Contractual and Ethical

•
The CCO may approve other arrangements under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information. The CCO must inform the Board of Trustees of any such arrangements approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
In a situation where a conflict of interest exists between the Fund, the Fund’s shareholders, and a party seeking portfolio information, no disclosure will be permitted until the conflict has been presented by the CCO to the Trust’s Independent Trustees.  The Independent Trustees must approve such disclosure prior to the release of the portfolio information.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.  See “Taxes.”  A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one year period.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.  For the fiscal years ended September 30, 2012, 2011 and 2010, The Fund’s portfolio turnover rate was 33%, 37% and 29%, respectively.

CALCULATION OF SHARE PRICE

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business.  The Trust is open for business on every day except Saturdays, Sundays and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For the purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of trading on each business day when the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day.  Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Securities traded in the over-the-counter market are valued at the last sale price if available, otherwise at the last quoted bid price.  Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to market or other events are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees.  Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances.  One or more pricing services may be utilized to determine the market value of securities held by the Fund.  The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Fund.  This section of the Statement of Additional Information includes additional information concerning federal taxes.

The Fund intends to qualify annually for the special tax treatment afforded a regulated investment company, or “RIC”, under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income.  In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2)  diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities

(for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

If the Fund qualifies as a RIC and distributes at least 90% of its net investment income, the Fund will not be subject to federal income tax on the income so distributed.  However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and any net capital gains realized from sales of the its portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Taxation of the Shareholder.  Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Such dividends are scheduled to be taxed at ordinary income rates starting in 2011.  It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Shareholders are advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder’s cost. However, for federal income tax purposes, the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the net asset value of the Fund’s shares.  Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of the

Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares are sold.  Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares.

In response to this federal law, the Fund chose “average cost”, which is the mutual fund industry standard, as the Fund’s default tax lot identification for all shareholders. Average cost will be the method used for reporting the sale of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the sale of covered shares. Please keep in mind the Fund is not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning.  Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND

The Fund, when it is deemed to be in the best interests of its shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act.  This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.  Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

From time to time, the Fund may advertise average annual total returns.  Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV

Where:
P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions.

The table below shows the Fund’s average annual total returns for periods ended September 30, 2012:

1 Year	31.66%
5 Years	2.00%
10 Years	8.48%
Since Inception	7.03%

The Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total returns.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by BBD, LLP, are incorporated herein by reference to the annual report of the Fund dated September 30, 2012.

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES

Profit Funds Investment Trust and
Profit Investment Management

Proxy Voting Policies and Procedures

Profit Funds Investment Trust (the “Trust”) and Profit Investment Management intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process.  The Trust and Profit Investment Management take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients.  The Trust and Profit Investment Management exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders’ and clients’ investments.

The Trust’s board of trustees has delegated to Profit Investment Management (“PIM”) the responsibility of overseeing voting policies and decisions for the Trust.   PIM’s proxy voting principles for the Trust and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

PIM will vote proxies solely in the interests of its clients.  Any conflict of interest must be resolved in the way that will most benefit its clients.  Since the quality and depth of management is a primary factor considered when investing in a company, PIM gives substantial weight to the recommendation of management on any issue.  However, PIM will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of its clients.  Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

PIM recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where PIM or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  PIM shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of PIM with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of PIM’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager.  PIM shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence PIM’s decision-

making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the Proxy Manager determines that a conflict of interest is not material, PIM may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and PIM shall follow the instructions of the Audit Committee.  The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.  A report shall be made to the Trust’s Board of Trustees on a quarterly basis with respect to all conflict of interest situations.

Election of the board of directors

PIM believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

PIM will generally support the election of directors that result in a board made up of a majority of independent directors.

PIM will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

PIM will hold directors accountable for the actions of the committees on which they serve. For example, PIM will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

PIM will support efforts to declassify existing boards, and will block efforts by companies to adopt classified board structures.

Approval of independent registered public accounting firm

PIM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

PIM will vote against proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

PIM will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether PIM believes independence has been compromised.

Equity-based compensation plans

PIM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, PIM is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

PIM will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

PIM will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings PIM considers other factors such as the nature of the industry and size of the company.

PIM will vote against plans that have any of the following structural features:

•	Ability to re-price underwater options

•	Ability to issue options with an exercise price below the stock’s current market price.

•	Ability to issue reload options.

•	Automatic share replenishment (“evergreen”) feature.

PIM will support measures intended to increase long-term stock ownership by executives.

These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

•	Requiring stock acquired through option exercise to be held for a certain period of time.

•	Using restricted stock grants instead of options.

To this end, PIM supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

PIM will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights

PIM believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

PIM will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. PIM will vote against proposals to impose super-majority requirements.

PIM will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

PIM will vote against proposals for a separate class of stock with disparate voting rights.

PIM will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, PIM will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Corporate and social policy issues

PIM believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

PIM generally votes against these types of proposals, although PIM may make exceptions in certain instances where it believes a proposal has substantial economic implications.

Proxy voting process

PIM has designated a Proxy Director.  Proxy voting is subject to the supervision of the Proxy Director.  The Proxy Director utilizes the services of Institutional Shareholder Services (“ISS”) to assist its analysis of voting issues and the actual voting of proxies.  ISS has been provided a copy of this Policy and has been instructed by the Proxy Director to use it in voting portfolio securities.  Records will be maintained regarding the voting of proxies under these policies and procedures.

Amended January 1, 2006